EXHIBIT 99.1

San Juan, Puerto Rico March 29, 2007 Santander BanCorp (NYSE: SBP, Latibex: XSBP) Investor Presentation 4th Quarter and Year End 2006

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors which could cause actual results to differ materially from such operations or estimates. Such factors include, but are not limited, to the possibility that adverse general market, macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments or other key factors associated to our customers or business. These statements are based on our current expectations and are subject to uncertainty and changes in circumstances due to a variety of factors. More information about those factors and Santander BanCorp may be obtained in the company's filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward looking statements whether as a result of new information, future events or otherwise. Forward Looking Statements

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Conclusion

Economic fundamentals: P.R. is a diversified regional economy of the U.S. Potential to increase penetration of financial services. Challenging environment in short-term: Local recession Flat / inverted yield curve Strong competition Puerto Rico - Economy 2003 2004 2005 2006 2007 E PNB Real 0.021 0.028 0.02 0.007 -0.014 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 0 1 2 3 4 5 6 % Var. EE.UU. 0.0133 0.0154 0.0408 0.0663 0.0234 -0.0165 0.0389 0.0418 0.0527 0.0526 0.0109 0.0073 0.0044 0.0012 0.0745 0.0512 0.0408 0.0294 0.0412 0.0388 0.029 0.0017 0.0164 0.0339 0.0311 0.0348 0.0272 0.0431 0.044 0.0422 0.0452 0.0204 0.0072 0.0185 0.0389 0.033 0.0343 % Var. P.R. 0.081 0.061 0.051 0.051 0.013 -0.019 0.022 0.039 0.044 0.054 0.015 0.01 -0.026 -0.026 0.038 0.031 0.035 0.042 0.044 0.039 0.025 0.009 0.008 0.033 0.025 0.034 0.033 0.034 0.032 0.041 0.03 0.015 -0.003 0.021 0.028 0.02 0.007 P.R. is a Regional Economy of the U.S. P.R. Growth* U.S Growth* Slowdown and Projected Recession * Historical U.S. growth adjusted to match Puerto Rico fiscal years ended June 30th. U.S. growth based on real GDP while P.R. growth based on real GNP. Sources: P.R. Planning Board and Bureau of Economic Analysis. P.R. fiscal years: 12-month periods ended in June 30th. 2007 E 2006 2005 2004 2004

Puerto Rico - Financial System 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 % Ch 0.208 0.193 0.159 0.084 0.067 0.071 0.06 0.103 % Annual Ch. Total Loans (ex. Consumer Finance) 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 % Ch 0.065 0.083 0.028 -0.001 0.014 -0.019 0.003 0.041 % Annual Ch. Client Deposits (ex. Bkd. CDs) 1) Total loans (incl. consumer finance) + client deposits + gross assets mutual funds. 2) Retail assets under management at Broker Dealer + gross assets mutual funds. 3) Consumer loans at the Bank (excl. auto loans) + consumer finance loans. 4) Based on full year insurance and reinsurance commissions reported on FR Y-9C reports to the Fed. 5) Ranked from lowest to highest NPL/TL ratio. Based on FDIC data. % Correspond to market shares as of Dec-31-06, except for NPLs/TLs.

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Conclusions

+ 500,000 clients / $14.2 million Customer Financial Assets $9.2 billion in assets / $7.0 billions in gross loans $5.3 billion in deposits / $579 million in equity $832 million in mkt. cap.(1) / 3.6% dividend yield "A1" Moody's(2), "A" S&P, "AA-" Fitch. 2004-2006 Bank of the Year in Puerto Rico by The Banker 2003-2004 and 2006 Best Internet Bank by Global Finance 2007 Best Puerto Rico Bank by Global Finance (1) As of Mar-27-07. (2) Bank rating only. Franchise in Puerto Rico 30 year presence in Puerto Rico 1976 1978 1990 1994 1996 2003 2006 East 30 328 3580 4505 5271 7367 9188 Key Historical Dates and Asset Growth ($ in millions) 1976 1978 1990 1994 2003 2006 1996 Acquisition First Natl Bank of P.R. Banco Credito Ahorro Ponceno Acquisition Caguas Federal Merger Santander Natl Bank Acquisition Banco Central Hispano Acquisition Santander Securities Acquisition Island Finance Santander BanCorp Headquarters, San Juan, Puerto Rico.

Grupo Santander Headquarters, Ciudad Financiera Santander in Boadilla del Monte, Madrid, Spain. Ranked by market cap as of December 31, 2006. Founded in 1857 1st in EuroZone and among top 10 in the world(1) Global footprint: + 40 countries and 69 million of clients $1.1 trillion in total assets $52.8 billion in equity $10.0 billion in net income, up 36% from 2005 25% stake in Sovereign Bank Major shareholder in Drive Financial $116.5 billion in market cap (as of Dec-31-06) "Aa3" Moody's, "AA" S&P, "AA" Fitch Puerto Rico among the oldest international investments Highlights on Grupo Santander Majority Shareholder

RETAIL BANKING WEALTH MANAGEMENT INSURANCE CONSUMER FINANCE Santander Securities Santander Insurance Island Insurance Santander Financial Broker-Dealer Agency Reinsurance Island Finance Santander Mortgage Santander Int. Bank Mortgage Bank Int'l. Bank Santander Asset Mgnt. Mutual Funds MORTGAGE BANKING Banco Santander Commercial Bank Corporate and Management Structure 91% owned by Santander Spain Senior Management (Yrs. of experience / Yrs. with SBP) NYSE: SBP; Latibex:XSBP Jose R. Gonzalez, CEO (24/10) Carlos M. Garcia, COO (13/9) Tomas Torres, EVP Risk (22/12) Fernando Cloppet (18/1) Ingrid Schmidt (13/1) James Rodriguez (24/1) Hector Calvo (25/<1) Tom Velez (25/3) WHOLESALE BANKING Roberto Cordova (21/3)

Business Plan - Medium and Long Term Turnaround 2002 2003 2004 2005 2006 Net Income 28.283 39.819 86.93 79.81 43.17 $39.8 $79.8 2006 2003 2002 2008 2010 Plan 2008 Starting Point Profitability ROE > 15% Efficiency Ratio < 55% Goals Expand NIM Maintain Asset Quality Contain Expenses Cross-sell & Fee Income Advantages from Deposit Franchise & Funding Mix Priorities Consolidate as the 2nd leading financial services franchise in Puerto Rico Retail 20.10 Project Double current business volume and client revenue base Goal Human Resources Santander brand Efficiency and Quality Installed Capacity Core Competencies Best Retail Financial Institution in Puerto Rico Net Income ($ in Millions) 2005 2009 2007 2004 Medium-Term Plan Long-Term Plan

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Conclusion

Wealth Mgnt. Fees Insurance Fees Bank Fees NII Investments NII Loans Growing with Profitability and Asset Quality __________ * On tax equivalent basis. Net Interest Income (NII) for the Loan and Investment portfolios is based on average interest rates and funding attributable to each portfolio. NII is before provision for loan losses. Wealth Management includes fees from broker-dealer and mutual funds. Bank fees include: service charges on deposits, credit card fees and other bank fees. Other non-interest income includes gains on sales of securities and loans. Drivers: Clients, Cross-selling & Distribution Net Interest Margin Funding Mix / Deposit Franchise Loan Volume Asset Quality Fee Income Expense Control Total Revenue: $418 Million* (12 months ended Dec-31-06) 12% 11% 3% -2% Other Non Int. Income 3% NII Investments Insurance Other Non-Int. Inc. Wealth Mgnt Fees Bank Fees NII Loans -7.14 11.7 12.4 45.24 49.08 306.7 73% 26% Fee Income

Total Island Fianance Clientes 519927 187534 High Income Middle Income Mass Market Institutional SUB-TOTAL Total Banco Corporativo Institucional Empresas Pymes MM RM RA Clientes 332842 375 846 2058 20606 152806 109506 46645 Small Business Middle Market I. Finance TOTAL Client Base: (1) Figures for cross-selling of products per client do not include Island Finance. Corporate 308,957 (93%) 23,885 (7%) Businesses Individuals Individuals: 3.1 Businesses: 7.7 Clients, Cross-Selling and Distribution Cross-Selling (products/client)1: 3.4 Banking Branches: 61 Consumer Finance Stores: 70 Mortgage Centers: 33 Wealth Mgnt. Offices: 4 Insurance Offices: 2 Telephone Banking (Bank call ctrs.): 1 ATMs: 148 Distribution Channels: (As of Dec-31-06) + 9%

2Q 3Q 4Q 1Q 2Q 3Q 4Q NIM 0.0297 0.0284 0.0316 0.0327 0.0394 0.0366 0.0367 NIM w/o Island Finance 0.0284 0.0286 0.0293 0.0302 Net Interest Margin 2005 2006 + 51 Basis Points Year over Year Margin Expansion Net Interest Margin 4Q05 1Q06 2Q06 3Q06 4Q06 % Ch 0.0621 0.0674 0.0789 0.0784 0.0792 Yield on Earning Assets 4Q05 1Q06 2Q06 3Q06 4Q06 % Ch 0.0305 0.0347 0.0395 0.0418 0.0425 Cost of Funding

The Value of Our Client Deposit Franchise Important Contribution to Net Interest Margin 5.35% 1.26% Historical spread is 300 basis pts. below wholesale funding cost Libor 1m Retail Cost DDA & Savings CDs & IRAs Fed Funds, ST, Repos & CP Bkd. CDs LT Repos Wholesale Dep. Mkt Share 4q06 0.31 0.13 0.18 0.16 0.08 0.14 Wholesale Dep./ Borrowings 14% DDA & Savings 31% Retail 22% Public Funds 9% Funding Mix 4Q06 CDs & IRAs 13% Retail DDA/Savings vs. Wholesale Alternative Cost LT Repos/Notes 8% Bkd. CDs 16% Fed Funds, ST Repos & CP 18% Avg. Cost: 4.25% $ in Millions

Growing Loan Volume with Asset Quality 2Q 2005 3Q 2005 4Q 2005 1Q 2Q 3Q 4Q 2006 Total Loans 6021 6204 6022 6756 6500 6690 6944 $ in Millions 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Total Loans w/o IF & transfers 0.0239 0.0218 0.0203 0.0189 0.0163 0.0153 0.0135 0.0127 0.0129 0.0129 0.0147 0.015 0.015 Industry Avg 0.0239 0.0234 0.0222 0.0211 0.0213 0.0213 0.0202 0.0206 0.0195 0.0186 0.02 0.0235 0.0264 NPLs/TL: BSPR vs. P.R. Average (FDIC Bank Level) + 15% or $922 million + 15% Year over Year Loan Growth P.R. Industry Avg. Banco Santander Total Loans ($ in Millions) Beginning of Current P.R. Recession

3Q05 4Q 2005 1Q 2Q 3Q 4Q 2006 NPLs /Total Loans 0.0115 0.0122 0.011 0.0156 0.0163 0.0154 NCOs / Avg Loans 0.0027 0.0027 0.0052 0.0149 0.0124 0.0071 NCOs / Avg Loans w/o IF 0.0027 0.0023 0.0065 0.0034 0.0037 NPLs and NCOs Ratios NPLs/TL NCOs/Avg. Assets 3Q05 4Q 2005 1Q 2Q 3Q 4Q 2006 ALL/NPLs 0.928 0.907 1.18 0.801 0.865 1 ALL/NPLs + 90 days 0.8717 0.8114 0.7415 0.7391 0.8362 Coverage Ratios ALL/NPLs Higher Loan Provision in 4Q06 and Strict Monitoring of Residential Mortgages and Consumer Finance Improved Asset Quality Indicators Note: 2Q06 was the first full quarter including the acquisition of the consumer finance business of Island Finance. Dotted line marks the acquisition date of the consumer finance business of Island Finance. ALL/ NPLs+90 Asset Quality: Loan Portfolio NCOs Ratio w/o I. Finance 236% Coverage Ratio excluding Real Estate secured NPLs.

Asset Quality: Consumer Clients (As of Dec-31-06) Residential Mortgages** Consumer Finance Personal Loans at BSPR Credit Cards Others Balances 2201 639 396 193 9 Fico Scores 693 644 703 710 Period End Balances Average FICO Score* * Average score excludes unscored loans. ** Includes only the portfolio serviced by the Company. $ in Millions

Fee Income 12M-06 Bank 49.08 Wealth Mgnt. 45.24 Insurance 11.74 Bank Wealth Management Insurance 12M-05 42.27 45.66 7.36 12M-06 49.08 45.24 11.74 + 16% - 1% + 60% + 11% Total Fee Income Growth for 2006 2006 2005 Fee Income Growth (Year 2006 and $ in Millions) Fee Income Composition (Year 2006 and $ in Millions)

Expense Control 2005 3Q 4Q 1Q 2006 2006 Exp Total 221.39 0.039 0.009 0.078 277.78 Operating Expenses (Incl. Island Finance and others*) Operating Expenses (Excl. Island Finance and others*) + 25% 2005 3Q 4Q 1Q 2006 2006 Exp Total 221.39 0.039 0.009 0.078 221.18 IF Exp 44.501 Severance 12.1 Other extraordinary in 4Q06 1.7 Expenses remained flat excluding Island Finance, Expenses of Personnel Reduction Program and other extraordinary expenses incurred in 4Q06 * Includes costs of $10.4 million for the year corresponding to a personnel reduction program mainly implemented in 3Q06 and additional non-recurrent costs recognized in 4Q06 that amounted to $1.7 million and correspond to a loss of $0.9 million pertaining to a pension plan curtailment and $0.8 million pursuant to a Long Term Incentive Plan to certain employees. $ in Millions $ in Millions Cost of Pers. Reduction Pgm. + Others* Island Finance Op. Expenses

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Conclusion

Commercial: Variable 69% Fixed 31% Assets Commercial Mortgage Consumer 4Q06 3063 2649 1231 18% 38% 44% Loan Portfolio US Agencies MBS Other 4Q06 722 631 56 4% 45% 51% Other MBS U.S. Agencies Investment Portfolio Portfolio: Yield: 4.8% Duration: 2.9 yrs. Cash Investment Portfolio Loans Other Assets 4Q06 250.7 1511.3 6943 482.6 Loan Portfolio $6,943 76% Investment Portfolio $1,511 16% Cash $251 3% Other $483 5% $9,188 11% YoY Asset Growth ($ in Millions) (As of Dec-31-06) Consumer Mortgage Commercial

Income Statement for 2006 and 2005 Settled Comm. Loans, Higher Provisions, Lower Gain on Sale of Loans and Personnel Reduction Program Affected Earnings $ in Millions

(1) Includes purchase discount. (2) Source: P.R. Commissioner of Financial Institutions. 2nd largest consumer finance lender in Puerto Rico. 40 years in P.R. and widely recognized brand in consumer finance in P.R. $625 million in gross loan receivables(1) and 187,534 clients as of Dec-31-06. 70 branches and +700 employees. Strong sales culture. Santander Financial Services (Island Finance business) CSL RES RSF 4Q06 396.4 153.2 75.4 Small Loans Real Estate Sales Finance 12% 25% 63% Loan Portfolio2 (4Q06) Citi Island Finance Popular Commoloco Money Express Mkt Share 4q06 41.5 32.8 12 7 6.6 Citi Island Finance Popular 12% 33% 42% Market Share2 (4Q06) $625 M $1,905 M A non-replicable consumer finance business in a consolidated market Commoloco (AIG) Money Express (FBP) 7% 6%

Santander Financial Services (Island Finance business) * Non GAAP adjustments. Net of income tax. Consolidated P&L Basic Financial Data Summary of Financial Data

Capital Position *Top criteria used by the FDIC to assess capital position of banks. Banks classified as Well Capitalized belong to FDIC's Group 1 of its capital group assessments and are considered to be more than adequately capitalized. Leverage Tier 1 Total Capital FDIC Well Capitalized 0.05 0.06 0.1 Santander 0.0581 0.0789 0.1097 FDIC Regulatory Well Capitalized* Santander Bancorp 4Q06

Key Financial Ratios QTD figures 3Q05 4Q 1Q 2Q 3Q06 4Q06 3Q06 Adjusted ROA 0.0082 0.008 0.0065 0.005 0.0039 0.0044 0.0058 ROA 3Q05 4Q 1Q 2Q 3Q06 4Q06 3Q06 Adjusted NIM 0.0284 0.0316 0.0327 0.0394 0.0366 0.0367 0.0058 NIM* Efficiency* 3Q05 4Q 1Q 2Q 3Q06 4Q06 3Q06 Adjusted NIM 0.1178 0.1151 0.1007 0.0783 0.0608 0.0686 0.0058 ROCE 3Q05 4Q 1Q 2Q 3Q06 4Q06 3Q06 Adjusted Efficiency 0.6572 0.63 0.6551 0.6545 0.7025 0.6566 0.0058 * On tax equivalent basis. 4Q 2005 4Q 2006 1Q 2Q 3Q 4Q 2005 4Q 2006 1Q 2Q 3Q 4Q 2005 4Q 2006 1Q 2Q 3Q 4Q 2005 4Q 2006 1Q 2Q 3Q

Agenda Puerto Rico Introduction to Santander BanCorp Business Highlights Financial Performance Conclusion

Maintain and expand NIM Sustain Asset Quality Strict expense control Maintain healthy business volume growth Grow client base and cross-sell Maximize fee income Maximize advantages from deposit franchise and funding mix A diversified client-focused franchise poised for growth Large and broad client base Second largest distribution network Strong credit ratings and asset quality Experienced management team Focused on becoming the best retail financial institution in P.R. Priorities Strengths Growth with Profitability and Asset Quality